Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

JUDGE:	Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	August	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.

DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Lee Eckert	Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Lee Eckert
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Melanie Kerr	Chief Accounting Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Melanie Kerr
PRINTED NAME OF PREPARER	DATE

Case 16-31854 (Jointly Administered)	1

GENERAL NOTES:

•	This monthly operating report has been filed on a consolidated basis for CHC Group Ltd. [Case No. 16-31854], 6922767 Holding SARL [Case No. 16-31855], Capital Aviation Services B.V. [Case No. 16-31856], CHC Cayman ABL Borrower Ltd. [Case No. 16-31857], CHC Cayman ABL Holdings Ltd. [Case No. 16-31858], CHC Cayman Investments I Ltd. [Case No. 16-31859], CHC Den Helder B.V. [Case No. 16-31860], CHC Global Operations (2008) ULC [Case No. 16-31862], CHC Global Operations Canada (2008) ULC [Case No. 16-31870], CHC Global Operations International ULC [Case No. 16-31879], CHC Helicopter (1) S.a.r.l [Case No. 16-31892], CHC Helicopter (2) S.a.r.l. [Case No. 16-31895], CHC Helicopter (3) S.a.r.l. [Case No. 16-31878], CHC Helicopter (4) S.a.r.l. [Case No. 16-31882], CHC Helicopter (5) S.a.r.l. [Case No. 16-31890], CHC Helicopter Australia Pty. Ltd [Case No. 16-31872], CHC Helicopter Holding S.a.r.l. [Case No. 16-31875], CHC Helicopter S.A. [Case No. 16-31863], CHC Helicopters (Barbados) Limited [Case No. 16-31865], CHC Helicopters (Barbados) SRL [Case No. 16-31867], CHC Holding (UK) Limited [Case No. 16-31868], CHC Holding NL B.V. [Case No. 16-31874], CHC Hoofddorp B.V. [Case No. 16-31861], CHC Leasing (Ireland) Limited [Case No. 16-31864], CHC Netherlands B.V. [Case No. 16-31866], CHC Norway Acquisition Co AS [Case No. 16-31869], Heli-One (Netherlands) B.V. [Case No. 16-31871], Heli-One (Norway) AS [Case No. 16-31876], Heli-One (U.S.) Inc. [Case No. 16-31881], Heli-One (UK) Limited [Case No. 16-31888], Heli-One Canada ULC [Case No. 16-31893], Heli-One Holdings (UK) Limited [Case No. 16-31894], Heli-One Leasing (Norway) AS [Case No. 16-31886], Heli-One Leasing ULC [Case No. 16-31891], Heli-One USA Inc. [Case No. 16-31853], Heliworld Leasing Limited [Case No. 16-31889], Integra Leasing AS [Case No. 16-31885], Lloyd Bass Strait Helicopters Pty. Ltd. [Case No. 16-31883], Lloyd Helicopter Services Limited [Case No. 16-31873], Lloyd Helicopter Services Pty. Ltd. [Case No. 16-31877], Lloyd Helicopters International Pty. Ltd. [Case No. 16-31880], Lloyd Helicopters Pty. Ltd. [Case No. 16-31884], Management Aviation Limited [Case No. 16-31887] (collectively, the “Debtors”). On May 5, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-31854.

•	The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, August 9, and September 2, 2016, and Docket Nos. 11, 59, 288, 569, 733, and 832 for a full description of the Debtors’ cash management system.

•	For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On May 31, 2016, Schedules of Assets and Liabilities and the Statement of Financial Affairs (“Schedules and Statements”) were filed for CHC Cayman Investments I Ltd. Separate Schedules and Statements were filed for each of the remaining Debtors on July 5, 2016. Each Debtor’s Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor’s accounting records. For purposes of this monthly operating report, however, the financial statements are presented as consolidated.

•	The Monthly Operating Report (“MOR”) is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

◦	The financial statements are unaudited and will not be subject to audit or review by the Debtor’s external auditors at any time in the future and are subject to change.

◦	The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.

◦	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. In particular, the accounting for potential lease rejection claims in accordance with ASC 852.

◦	The MOR does not include explanatory footnotes such as disclosures required under GAAP.

◦	The MOR is not presented in GAAP-based SEC reporting format.

•	Pursuant to corporate governance requirements in foreign jurisdictions, certain Debtors have appointed employees as statutory directors. These employees do not receive any supplemental payments on account of such appointment, including director fees. Accordingly, payments to these employees are not included within the scope of MOR 6, payments to insiders.

•	The Debtors secured a $200 million bond over their holdings with Bank of America, and a $20 million bond over their holdings with HSBC, representing the significant majority of the cash in the Debtors’ cash management system. The covered accounts include all of the accounts held by Cayman Investment I Ltd., the Debtors’ central banking entity. The requirements of section 345(b) of the Bankruptcy Code have been waived with respect to all Bank Accounts not held at Bank of America, N.A. or HSBC Bank Canada (see Docket No. 832).
Case 16-31854 (Jointly Administered)	2

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT
26.	UNSECURED DEBT
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29.	TOTAL LIABILITIES	$0	$0	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY		$0	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY		$0	$0	$0

Case 16-31854 (Jointly Administered)	3

CHC Group Ltd., et al.		Monthly Operating Report
Case Number: 16-31854 (jointly administered)		ACCRUAL BASIS-1 (1 of 3)
Comparative Balance Sheet		AUGUST 31, 2016

	JUNE 30, 2016	JULY 31, 2016	AUGUST 31, 2016
Current Assets
Cash and Cash Equivalents	$187,477,245	$190,767,628	$171,997,113
Receivables - sub ledger	88,424,741	92,574,827	89,165,229
Receivables - Other	9,996,472	9,424,224	5,995,303
Current intercompany receivables	669,375,704	711,216,684	745,564,705
Inventories	86,940,924	84,537,933	87,134,933
Prepaid Expenses	16,262,205	16,957,189	13,608,840
Income Taxes Receivable	2,165,494	2,083,748	2,083,833
Other Assets - Current	6,052,691	9,062,012	9,008,286
	$1,066,695,476	$1,116,624,245	$1,124,558,242
Non Current Assets
Restricted Cash	$ 5,266,676	$ 5,461,762	$ 4,186,846
Property & Equipment, net	788,326,059	725,041,076	717,512,637
Investments	764,291,313	765,039,687	761,829,426
Other Assets-Long Term	306,371,845	121,367,583	121,386,631
Long-term intercompany receivables	50,752,864	50,837,908	50,435,545
Deferred Income Tax Assets	7,461,749	5,747,263	311,293
Intangible Assets	81,476,278	81,442,945	81,442,945
Total Assets	$3,070,642,260	$2,871,562,469	$2,861,663,565

Liabilities & Shareholders Deficit
Current Liabilities
Payables - sub ledger	$ 14,193,322	$24,243,746	$17,929,111
Payables - accruals and other	74,735,856	75,829,561	92,574,714
Current intercompany payables	40,975,843	89,368,565	124,548,422
Deferred Revenue - Current	3,786,363	4,905,520	3,590,254
Income Taxes Payable	—	189,642	405,685
Current Portion of Long Term Debt Obligations	1,554,185	880,916	1,128,621
Other Liabilities - Current	301,678	65,008	430,145
	$135,547,247	$195,482,958	$240,606,952
Non-Current Liabilities
Deferred Revenue	1,768,256	1,988,479	2,917,565
Pre-Petition Liabilities	2,926,856,347	2,771,153,988	3,435,736,604
Other Liabilities - Non Current	3,551,719	3,369,486	3,596,652
Deferred Income Tax Liabilities	565,286	565,286	565,286
	$2,932,741,608	$2,777,077,239	$3,442,816,107
Convertible Preferred Shares	643,967,652	643,967,652	643,967,652
Shareholders Deficit	(641,614,247)	(744,965,380)	(1,465,727,146)
Total Liabilities & Shareholders Deficit	$3,070,642,260	$2,871,562,469	$2,861,663,565

Case 16-31854 (Jointly Administered)	4

CHC Group Ltd., et al.		Monthly Operating Report
Case Number: 16-31854 (jointly administered)		ACCRUAL BASIS-1 (2 OF 3)
Balance Sheet Support		AUGUST 31, 2016

Other assets
Current:	JUNE 30, 2016	JULY 31, 2016	AUGUST 31, 2016	Note:
Foreign currency embedded derivatives	$4,017,756	$6,077,548	$6,066,454	(1)
Mobilization costs	2,034,935	2,984,464	2,941,832
	$6,052,691	$9,062,012	$9,008,286

Non-current:
Helicopter operating lease funded residual value guarantees	$153,771,468	$4,111,331	$4,123,763	(2), (13)
Helicopter deposits	66,169,594	66,169,594	66,169,594	(3)
Security deposits	39,451,644	21,779,168	21,779,168	(4), (13)
Deferred financing costs	15,122,331	9,443,548	9,249,666	(5), (13)
Prepaid helicopter rentals	13,417,880	7,382,528	7,651,166	(6), (13)
Residual value guarantees	8,224,183	698,037	604,124	(7), (13)
Foreign currency embedded derivatives	5,255,028	7,917,331	7,880,191	(1)
Mobilization costs	1,015,903	1,043,442	855,966
Accrued pension asset	1,131,897	—	247,385
Pension guarantee assets	1,518,194	1,516,431	1,531,173
Other	1,293,723	1,306,173	1,294,435
	$306,371,845	$121,367,583	$121,386,631

Other liabilities
Current:
Foreign currency embedded derivatives	$301,678	$65,008	$65,008	(1)
Deposit received	$—	$—	$365,137
	$301,678	$65,008	$430,145

Non-current:
Foreign currency embedded derivatives	$240,936	$—		(1)
Restructuring	530,314	53,207	74,471	(8), (13)
Residual value guarantees	26,104	—		(9)
Accrued pension obligations	—	525,497	635,294
Other	2,754,365	2,790,782	2,886,887
	$3,551,719	$3,369,486	$3,596,652

Pre-petition Liabilities:
Long term debt and capital lease obligations	$1,724,364,191	$1,677,823,632	$1,677,347,832	(13)
Payables - sub ledger	25,184,396	29,976,108	29,201,420
Payables - accruals and other	136,553,119	109,160,025	730,177,677
Intercompany payable	799,816,233	804,643,159	798,385,450	(10)
Deferred revenue	57,567,889	51,663,014	48,424,317
Restructuring liability	63,002,300	16,539,899	15,278,975	(8), (13)
Deferred gains on sale-leasebacks of helicopters	38,571,722	26,919,121	56,492,162	(11), (13)
Accrued pension obligation	32,282,568	34,030,257	33,867,432	(12)
Residual value guarantees	22,921,255	4,639,754	4,639,754	(9), (13)
Current liability secured by accounts receivable	10,812,333	—	—
Contract inducement	3,424,089	3,424,089	3,356,950
Income taxes payable	2,987,900	2,981,740	25,218,123
Other liabilities	9,368,352	9,353,190	13,346,512
	$2,926,856,347	$2,771,153,988	$3,435,736,604

Case 16-31854 (Jointly Administered)	5

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (3 of 3)
Balance Sheet Support	AUGUST 31, 2016

Explanatory notes on certain balance sheet items:

(1)	The Debtors enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes as required under US GAAP.
(2)	At the inception of an operating lease the Debtors may provide a loan to the lessor as part of the helicopter lease arrangement, with the recovery of the loan dependent on the helicopter residual value at the end of the lease term.
(3)	Helicopter deposits relate to payments made to original equipment manufacturers for the acquisition of new aircraft.
(4)	Security deposits are amounts paid in connection with lease agreements and are refundable at the end of the lease term.
(5)	Deferred financing costs include the direct costs of arranging lease financing, which are deferred and amortized straight-line over the term of the lease, and deferred financing costs on debt obligations.
(6)	Prepaid helicopter rentals relate to advance payments made under operating leases.
(7)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee.
(8)

The Debtors recognize a liability for contractual termination benefits when the liability is both probable and estimable in accordance with ASC 712, Nonretirement Postemployment Benefits. The Debtors recognize a liability at fair value for one-off termination costs associated with an exit or disposal activity in accordance with ASC 420, Exit or Disposal Cost Obligations.

The Debtors recognize a liability for excess helicopter operating lease obligations when the Debtors cease using the helicopter permanently in operations. The liability is measured at fair value based on the remaining lease rentals including any contractually required costs including maintenance, adjusted for the effects of any prepaid or deferred items recognized under the lease. This liability is further reduced by estimated sublease rentals that could be reasonably obtained for the helicopter even if the Debtors do not intend to enter to a sublease.

(9)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the Debtors will be liable for and to ensure the appropriate liability has been recorded.
(10)	Pre-petition intercompany payables are denominated in several non-USD currencies and have been revalued at the period end rate.
(11)	The Debtors may enter into lease transactions whereby the Debtors may sell an owned asset and then lease back that asset. Deferred gains on sale and lease back transactions are amortized over the lease term excepting amounts relating to unresolved lease guarantees.
(12)	The Debtors maintain defined benefit pension plans. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management’s estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet.
(13)	Lease asset and liability balances for rejected leases which have been approved by the court have been charged to reorganization items.

Case 16-31854 (Jointly Administered)	6

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

INCOME STATEMENT

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOUR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$0	$0	$0	$0

Case 16-31854 (Jointly Administered)	7

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-2
Income Statement	AUGUST 31, 2016

	JUNE 30, 2016	JULY 31, 2016	AUGUST 31, 2016	Note:
Revenue	$81,778,744	$77,207,307	$71,442,149
Operating Expenses
Direct costs	$(68,057,485)	$(61,632,463)	$(58,946,883)
Earnings (loss) from equity accounted investees	(30,315)	(29,872)	204,972
General and administration costs	(2,865,588)	(5,045,498)	(2,440,554)
Amortization	(10,137,285)	(9,101,461)	(8,224,278)
Restructuring costs	(1,365,380)	610,226	519,770	(1)
Gain (loss) on disposal of assets	(173,387)	(564,943)	(356,331)	(2)
Operating income (loss)	$(850,696)	$1,443,296	$2,198,845
Financing charges	(30,333,232)	879,549	(12,985,729)	(3)
Reorganization items, net
Professional fees	$(3,944,040)	$(14,234,099)	$(6,891,125)	(4)
U.S. trustee fees	—	(270,475)	(90,000)
Other (Adjustments to Allowed Claims, debt valuation)	—	(88,544,309)	(641,347,291)	(5)
Loss before income tax	$(35,127,968)	$(100,726,038)	$(659,115,300)
Income tax expense	(121,265)	(2,175,135)	(392,712)
Net loss	$(35,249,233)	$(102,901,173)	$(659,508,012)

Notes:

(1)	Restructuring costs include provision for employee and excess helicopter operating lease obligations. These are estimated costs and adjustments to these estimates are reflected in our income statement.
(2)	Relates to disposal of assets in the ordinary course of operations.
(3)	Includes foreign exchange gain (loss).
(4)	Professional fee accruals were $18.2 million at August 31, 2016.
(5)	Other adjustments include adjustments to lease related balances for court approved lease rejections including our estimated allowed claim on these leases.

Case 16-31854 (Jointly Administered)	8

Monthly Operating Report ACCRUAL BASIS-3

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

CASH RECEIPTS AND DISBURSEMENTS		MONTH	MONTH	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$0	$0	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0

Case 16-31854 (Jointly Administered)	9

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-3 (1 of 2)
Cash Flow Statement	AUGUST 31, 2016

	JUNE 30, 2016	JULY 31, 2016	AUGUST 31, 2016	Note:
Beginning Cash	$182,857,503	$187,477,245	$190,767,628

Total Cash Receipts	71,317,305	69,103,349	57,417,372

Disbursements
Aircraft Leases	369,912	6,646,967	17,719,258	(1)
Airport Fees	327,215	135,568	305,300
Benefits	1,532,889	1,253,873	1,103,745
Building & PPE	982,680	1,081,475	658,457
Freight / Customs	2,156,167	1,008,264	1,672,655
Fuel	565,102	497,246	422,419
FX / Fees	—	—	—
Information Technology	520,469	1,531,897	1,387,846
Insurance	99,817	2,265	4,601,109
OEM	9,228,025	12,853,925	16,550,846
Other expenses	2,228,335	1,829,085	2,130,678
Payroll	12,752,336	11,603,632	10,941,934
Pension	624,469	565,691	380,586
Professional and UST fees	302,872	2,482,517	8,064,078
Disbursements to Non-Filers	26,453,951	17,697,865.12	819,261	(2)
Indirect and payroll taxes	6,418,012	5,092,032	7,720,517
Training	198,924	311,942	471,380
Travel	1,692,957	1,613,403	147,447	(3)
Total Disbursements	66,454,132	66,207,647.12	75,097,516

Net Cash Flow	4,863,173	2,895,702	(17,680,144)

Revaluation of non-USD cash balances	(243,431)	394,681	(1,090,371)

Closing Balance	$187,477,245	$190,767,628	$171,997,113

Notes:

(1)	Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account in May 2016, recovered in June 2016. Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.
(2)	The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, and August 9, 2016 Docket Nos. 11, 59, 288, 569, and 733 for a full description of the Debtors’ cash management system. Under this system, the Debtors’ business is structured to engage in transactions between Debtor and non-Debtor entities within the CHC Group. These payments were made to certain non-Debtor entities in the post-petition period under these orders.
(3)	Travel costs include (a) expenses related to crew and support team relocations, lodging and meals; (b) corporate travel related to Senior Level Management traveling to the various operating locations around the world.

Case 16-31854 (Jointly Administered)	10

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-3 (2 of 2)
Consolidated Debtor Statement of Receipts and Disbursements	AUGUST 31, 2016

		JUNE 30, 2016		JULY 31, 2016		AUGUST 31, 2016
Case Number	Legal Entity	Receipts	Disbursements	Receipts	Disbursements	Receipts	Disbursements
16-31854	CHC Group Ltd.	$—	$322,965	$—	$1,837,091	$—	$8,220,991
16-31855	6922767 Holding SARL	—	1,101	—	253	—	10,804
16-31856	Capital Aviation Services B.V.	6,778,547	196,230	4,968,256	22,854	5,321,655	61,564
16-31857	CHC Cayman ABL Borrower Ltd.	4	96	—	230	—	192
16-31858	CHC Cayman ABL Holdings Ltd.	—	205	—	95	—	95
16-31859	CHC Cayman Investments I Ltd.	857,145	26,603,602	14,807,020	22,879,770	2,617,832	16,188,248
16-31860	CHC Den Helder B.V.	3,106,322	323	1,733,401	222	2,089,355	258
16-31862	CHC Global Operations (2008) ULC	1,426,656	3,899,195	1,289,096	3,412,113	163,854	2,931,951
16-31870	CHC Global Operations Canada (2008) ULC	5,896,180	168,410	1,343,191	425,411	2,343,827	620,365
16-31879	CHC Global Operations International ULC	3,016,112	1,400,304	4,715,340	977,823	3,099,262	1,743,134
16-31892	CHC Helicopter (1) S.a r.l.	—	50	—	184	—	11
16-31895	CHC Helicopter (2) S.a r.l.	—	50	—	184	—	11
16-31878	CHC Helicopter (3) S.a r.l.	—	50	—	184	—	11
16-31882	CHC Helicopter (4) S.a r.l.	—	50	—	184	—	11
16-31890	CHC Helicopter (5) S.a r.l.	—	50	—	184	—	11
16-31872	CHC Helicopter Australia Pty. Ltd.	14,353,330	10,813,609	11,951,302	10,985,519	20,538,899	10,579,147
16-31875	CHC Helicopter Holding S.a r.l.	3	757	—	238	—	11,162
16-31863	CHC Helicopter S.A.	344,323	2,251	—	88,136	—	14,841
16-31865	CHC Helicopters (Barbados) Limited	3	1,699	—	343	—	452
16-31867	CHC Helicopters (Barbados) SRL	2	30,251	4,744	34,252	1,000,001	29,421
16-31868	CHC Holding (UK) Limited	3,201,534	285,785	2,010,822	377	770,641	1,097,420
16-31874	CHC Holding NL B.V.	—	235	—	136	—	200
16-31861	CHC Hoofddorp B.V.	66,364	219,687	—	176,124	—	228,291
16-31864	CHC Leasing (Ireland) Limited	3	348,401	—	122,393	—	99,450
16-31866	CHC Netherlands B.V.	—	259	—	105	—	207
16-31869	CHC Norway Acquisition Co AS	158,995	16,214	1,063	—	—	1,141
16-31871	Heli-One (Netherlands) B.V.	4	521,811	—	535,593	—	655,672
16-31876	Heli-One (Norway) AS	13,381,056	16,037,885	8,509,993	16,238,380	2,929,081	21,229,424
16-31881	Heli-One (US) Inc. (DE)	1	95	—	94	—	94
16-31888	Heli-One (UK) Limited	42	132,967	32	137,957	—	75,632
16-31893	Heli-One Canada ULC	4,059,867	5,363,609	2,272,767	8,326,573	874,062	11,263,208
16-31894	Heli-One Holdings (UK) Limited	1	106	—	107	—	108
16-31886	Heli-One Leasing (Norway) AS	4,665	250	116	50	—	523
16-31891	Heli-One Leasing ULC	2	857	—	197	—	958
16-31853	Heli-One USA Inc. (TX)	2	95	—	93	—	93
16-31889	Heliworld Leasing Limited	108,470	83,807	1,119,900	4,136	—	30,359
16-31885	Integra Leasing AS	14,557,669	823	14,376,306	61	15,668,903	2,053
16-31883	Lloyd Bass Strait Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31873	Lloyd Helicopter Services Limited	—	—	—	—	—	—
16-31877	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31880	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31884	Lloyd Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31887	Management Aviation Limited	—	—	—	—	—	—
	Rounding	3	(2)	—	1	—	3
	Total	$71,317,305	$66,454,132	$69,103,349	$66,207,647	$57,417,372	$75,097,516

Case 16-31854 (Jointly Administered)	11

Monthly Operating Report ACCRUAL BASIS-4

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	June 2016	July 2016	August 2016
1.	0-30		$80,445,805	$86,729,106	$52,949,039
2.	31-60		6,170,036	1,867,233	23,544,852
3.	61-90		2,165,235	2,869,897	7,011,758
4.	91+		1,776,245	3,241,816	7,978,818
5.	TOTAL ACCOUNTS RECEIVABLE	$0	90,557,321	94,708,052	91,484,467
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		(2,132,580)	(2,133,225)	(2,319,238)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$88,424,741	$92,574,827	$89,165,229

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	August 2016

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$—	$—	$—	$—	$—
2.	STATE	—	—	—	—	—
3.	LOCAL	(2,064,925)	—	—	—	(2,064,925)
4.	WITHHOLDING	(1,523,124)	(1,316,856)	—	—	(2,839,980)
5.	REAL PROPERTY	—	—	—	—	0
6.	TOTAL TAXES PAYABLE	$(3,588,049)	$(1,316,856)	$0	$0	$(4,904,905)

7.	ACCOUNTS PAYABLE	$(1,911,749)	$(1,947,537)	$(4,150,375)	$(9,919,450)	$(17,929,111)

STATUS OF POSTPETITION TAXES			MONTH:	August 2016

FEDERAL		BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING	$—	$—	$—	$—
2.	FICA-EMPLOYEE	—	—	—	—
3.	FICA-EMPLOYER	—	—	—	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST)	—	—	—	—
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$(1,615,093)	$(3,745,606)	$2,520,719	$(2,839,980)
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	—	—	—	—
12.	REAL PROPERTY	—	—	—	—
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER (SEE BELOW)	(2,629,500)	(6,845,727)	7,410,302	(2,064,925)
15.	TOTAL STATE AND LOCAL	(4,244,593)	(10,591,333)	9,931,021	(4,904,905)
16.	TOTAL TAXES	$(4,244,593)	$(10,591,333)	$9,931,021	$(4,904,905)

14.	Other - This relates to foreign withholding and sales taxes for non-U.S. filers.

Case 16-31854 (Jointly Administered)	12

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

MONTH:	August 2016
SEE ATTACHED SCHEDULE

BANK RECONCILIATIONS		Account #1	Account #2	Account #3
A.	BANK:				TOTAL
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT				$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHEQUES				$0
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF CHEQUE LAST WRITTEN				$0

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.	Not applicable
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH
12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$171,997,113

Case 16-31854 (Jointly Administered)	13

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	USD	4724	1083	636	636	636
2	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	CHF	4721	1081	1,236	1,236	1,257
3	6922767 Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	20	20	22
4	CHC Global Operations Canada 2008 ULC - Mozambique	Standard Bank	Chequing	USD	1011	1005	8,139,238	8,139,238	8,139,238
5	CHC Global Operations Canada 2008 ULC - Mozambique	Standard Bank	Chequing	MZN	1003	1050	974,819	975,327	13,362
6	CHC Global Operations Canada 2008 ULC - Namibia	Standard Bank	Chequing	NAD	5854	1096	39,078	39,078	2,656
7	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0183		25,132,424	25,798,652	42,197
8	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0154	1050	119,306,790	122,287,941	200,316
9	CHC Global Operations International ULC - Gabon	BICI Gabon	Chequing	XAF	8605	1023	40,575,806	40,575,806	68,127
10	CHC Global Operations International ULC - Benin	Ecobank Benin	Chequing	XOF	8801	1050	18,218,151	18,218,148	30,497
11	CHC Global Operations International ULC - Romania	Imprest bank account	Cash on hand	cad		1080	1,717	1,717	1,270
12	CHC Global Operations International ULC - Morocco	BMCI (Groupe BNP Paribas)	Chequing	MAD	0296	1080	4,093	4,024	419
13	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	KZT	3705		43,978,645	43,978,645	129,165
14	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	USD	0821	1050	—	—	—
15	CHC Helicopter (1) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,254
16	CHC Helicopter (2) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,720	4,720	5,261
17	CHC Helicopter (3) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,254
18	CHC Helicopter (4) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,254
19	CHC Helicopter (5) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,254
20	CHC Helicopter (Barbados) SRL	RBC	Chequing	USD	8922	1005	21,401	21,400	21,401
21	CHC Helicopter (Barbados) SRL	RBC	Chequing	BBD	1689	1042	19,173	21,034	9,586
22	CHC Helicopter Australia Pty Ltd.	ANZ Banking Group	Chequing	USD	2002	n/a	—	—	—
23	CHC Helicopter Holding S.a.r.l.	ING Luxembourg SA	Chequing	EUR	0000	1075	133	133	148
24	CHC Global Operations International ULC-Kazakhstan Branch	JSC CB "RBS (Kazakhstan)"	Chequing	USD	9695	1080	10,968	12,605	12,606
25	CHC Helicopter Holding S.a.r.l.-zug branch	Credit Suisse	Chequing	CHF	1000	1081	1,135	1,135	1,154
26	CHC Helicopter S.A.	ING Luxembourg SA	Chequing	EUR	0000	1075	8,981	9,001	10,010

Case 16-31854 (Jointly Administered)	14

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
27	CHC Helicopter S.A.—Branch 1	Credit Suisse	Chequing	CHF	1001	1081	295,484	295,484	300,527
28	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	EUR	2002	1082	469	469	523
29	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	CHF	1001	1081	120,591	120,591	122,649
30	Heli-One Canada ULC	Societe Generale (USA)	Chequing	uSD	3599	1006	19,734	19,734	19,734
31	Heliworld Leasing Limited	Commonwealth Bank	Chequing	EUR	5033	1025	19,167	19,167	21,363
32	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	NOK	3051	account closed	account closed	account closed	—
33	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	3043	1064	10,740	10,740	11,970
34	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	GBP	3035	account closed	account closed	account closed	—
35	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	3027	1058	5,926	5,926	5,926
36	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	CAD	3019	account closed	account closed	account closed	—
37	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	USD	3077	1058	4,464	4,464	4,464
38	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	EUR	3069	1064	5,978	5,978	6,663
39	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	EUR	8038	1028	2,569	2,569	2,863
40	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	USD	8012	1005	146,311	146,311	146,311
41	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	USD	0028	1058	3,933	3,933	3,933
42	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0010	1064	487	487	542
43	CHC Cayman ABL Holdings	Bank of America, N.A. (London)	Chequing	USD	4011	1058	144	144	144
44	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	AUD	1071	1035	—	Zero	83
45	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	CAD	1063	1055	1,327,723	1,327,723	1,011,676
46	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	EUR	1055	1064	674,794	674,794	752,124
47	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	GBP	1047	1061	669,832	669,832	879,295
48	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	NOK	1039	1066	6,347	6,347	761
49	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	USD	1021	1059	153,434	153,434	153,434
50	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	USD	1013	1058	127,252,927	127,252,927	127,252,927
51	CHC Den Helder BV	Bank of America, N.A. (London)	Chequing	EUR	4016	1026	27,622	27,622	30,788
52	CHC Global Operations (2008) ULC	HSBC Bank Canada	Chequing	CAD	2001	1021	401,829	404,247	306,178
53	CHC Global Operations (2008) ULC	HSBC Bank Canada	Chequing	USD	2070	1022	367,075	369,308	367,075
54	CHC Global Operations Canada (2008) ULC - Senegal	Bank of America, N.A. (London)	Chequing	USD	3111	1005	44,507	44,507	44,507
55	CHC Global Operations Canada (2008) ULC	HSBC Bank Canada	Chequing	CAD	0001	1021	173,662	183,590	132,324
56	CHC Global Operations Canada (2008) ULC	HSBC Bank Canada	Chequing	USD	0070	1022	370,341	371,490	370,341

Case 16-31854 (Jointly Administered)	15

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
57	CHC Global Operations Canada 2008 ULC - Namibia	Bank of America, N.A. (London)	Chequing	USD	3103	1005	70,917	70,917	70,917
58	CHC Global Operations Canada 2008 ULC - Liberia	Bank of America, N.A. (London)	Chequing	USD	3096	1005	8,655	8,655	8,655
59	CHC Global Operations Canada 2008 ULC - Tanzania	Bank of America, N.A. (London)	Chequing	USD	3070	1005	830	830	830
60	CHC Global Operations Canada 2008 ULC - Azerbaijan	Bank of America, N.A. (London)	Chequing	USD	3062	1005	77,176	77,176	77,176
61	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3054	account closed	account closed	account closed	—
62	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	USD	3020	1005	230,176	230,176	230,176
63	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	EUR	3012	1025	72,481	72,481	80,788
64	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	CAD	9001	1021	211,546	211,683	161,190
65	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9070	1022	160,267	164,307	160,267
66	CHC Global Operations International ULC - Suriname	HSBC Bank Canada	Chequing	USD	9072	1022	24,162	24,162	24,162
67	CHC Global Operations International ULC - Morocco	Bank of America, N.A. (London)	Chequing	USD	8103	1005	17,798	17,798	17,798
68	CHC Global Operations International ULC - Turkey	Bank of America, N.A. (London)	Chequing	USD	8096	1005	4,384	4,384	4,384
69	CHC Global Operations International ULC - Romania	Bank of America, N.A. (London)	Chequing	EUR	8088	1025	3,392	3,392	3,781
70	CHC Global Operations International ULC - Romania	Bank of America, N.A. (London)	Chequing	USD	8070	1005	5,180	5,180	5,180
71	CHC Global Operations International ULC - Gabon	Bank of America, N.A. (London)	Chequing	USD	8062	1005	232,941	232,941	232,941
72	CHC Global Operations International ULC - Benin	Bank of America, N.A. (London)	Chequing	USD	8054	1005	2,845	2,845	2,845
73	CHC Global Operations International ULC-Kazakhstan Branch	Bank of America, N.A. (London)	Chequing	EUR	8046	1025	223,517	223,517	249,132
74	CHC Global Operations International ULC-Kazakhstan Branch	Bank of America, N.A. (London)	Chequing	USD	8020	1005	5,279	5,279	5,279
75	CHC Global Operations International ULC - Romania	UniCredit Tiriac ASA	Chequing	RON	8012	1050	1,963,713	—	491,513
76	CHC Group Ltd.	Bank of America, N.A. (USA)	Chequing	USD	0148	1058	236,399	236,399	236,399
77	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	USD	0051	1059	8,269	8,269	8,269
78	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	NOK	0043	account closed	account closed	account closed	—
79	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	GBP	0035	account closed	account closed	account closed	—
80	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	CAD	0027	account closed	account closed	account closed	—

Case 16-31854 (Jointly Administered)	16

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
81	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0019	account closed	account closed	account closed	—
82	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	NOK	5066	1066	4,599	4,599	551
83	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	GBP	5058	1061	3,017	3,017	3,961
84	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	EUR	5040	1064	10,398	10,398	11,590
85	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	DKK	5032	account closed	account closed	account closed	—
86	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	CAD	5024	account closed	account closed	account closed	—
87	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	USD	5016	1058	7,988	7,988	7,988
88	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	0038	1011	317	317	239
89	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0020	account closed	account closed	account closed	—
90	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	0012	1059	13,636	13,636	13,636
91	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7001	1024	3,377,634	3,377,634	2,539,917
92	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7002	1097	8,188	8,188	6,157
93	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	USD	7159	1022	683,568	683,568	683,568
94	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	EUR	4058	1064	965	965	1,076
95	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	NOK	4040	account closed	account closed	account closed	—
96	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	CAD	4032	account closed	account closed	account closed	—
97	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	GBP	4024	account closed	account closed	account closed	—
98	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	USD	4016	1059	864	864	864
99	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7073	1056	20,585	20,585	15,685
100	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	USD	7023	1058	12,983	12,983	12,983
101	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7148	1055	46	46	35
102	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	EUR	7049	1064	1,025	1,025	1,143
103	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	6258	1059	12,686	12,686	12,686
104	CHC Helicopter S.A.—Branch 1	Bank of America, N.A. (London)	Chequing	EUR	7099	1064	494	494	550
105	CHC Helicopter S.A.—Branch 1	Bank of America, N.A. (London)	Chequing	USD	7081	1058	21,026	21,026	21,026
106	CHC Helicopter S.A.-Zug Financial Branch	Bank of America, N.A. (London)	Chequing	USD	7065	1058	2,159	2,159	2,159
107	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	DKK	5060	account closed	account closed	account closed	—
108	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	GBP	5052	1061	9,586	9,586	12,584
109	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	CAD	5044	account closed	account closed	account closed	—
110	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	EUR	5036	1064	840	840	936
111	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	NOK	5028	1066	56,972	56,972	6,829
112	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	USD	5010	1058	4,241	4,241	4,241
113	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	EUR	5107	1025	146,836	146,836	163,663

Case 16-31854 (Jointly Administered)	17

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
114	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	5074	1010	102,972	102,972	135,173
115	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	USD	5066	1005	94,068	94,068	94,068
116	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	USD	4020	1058	4,248	4,248	4,248
117	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	EUR	4012	1064	3,961	3,961	4,415
118	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	USD	8039	1005	7,223	7,222	7,223
119	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	8021	1028	19,880	19,875	22,158
120	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	NOK	9049	1066	2,394	2,394	287
121	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	GBP	9031	1061	2,897	2,897	3,803
122	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	USD	9023	1058	34,394	34,394	34,394
123	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	9015	1064	86,999	75,362	96,969
124	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	3011	account closed	account closed	account closed	—
125	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	USD	1032	1058	3,706	3,706	3,706
126	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	EUR	1024	1028	6,281	6,281	7,001
127	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7321		—	—	—
128	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	8489	1015	113,603	113,602	13,616
129	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4422	1001	—	—	—
130	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7283	1025	77,486	77,487	86,366
131	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4150	1005	76,097	76,097	76,097
132	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1233	1000	32,651	32,651	24,879
133	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1085	1010	64,747	64,747	84,994
134	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7356		—	—	—
135	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7348		—	—	—
136	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7062		—	—	—
137	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	2144		—	—	—
138	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1312		—	—	—
139	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1044		—	—	—
140	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	USD	9010	1006	3,517	3,517	3,517
141	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	1012	1028	39,036	39,036	43,510
142	Heli-One (Norway) AS	Nordea	Chequing	NOK	7372		—	—	—
143	Heli-One (Norway) AS—UK Branch	Bank of America, N.A. (London)	Chequing	GBP	0011	1010	22,140	22,139	29,063
144	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3335	1005	95	—	95
145	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3327	account closed	account closed	account closed	—
146	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3319	account closed	account closed	account closed	—
147	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3301	account closed	account closed	account closed	—

Case 16-31854 (Jointly Administered)	18

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
148	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3294	account closed	account closed	account closed	—
149	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3286	account closed	account closed	account closed	—
150	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3278	1058	—	—	—
151	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3260	account closed	account closed	account closed	—
152	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3252	account closed	account closed	account closed	—
153	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3244	account closed	account closed	account closed	—
154	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3236	account closed	account closed	account closed	—
155	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3228	account closed	account closed	account closed	—
156	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3210	account closed	account closed	account closed	—
157	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3202	account closed	account closed	account closed	—
158	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3088	1055	1,116	1,116	850
159	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	7001	1021	549,784	592,724	418,916
160	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	7070	1022	117,328	279,327	117,328
161	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	3001	1021	429,088	1,178,849	326,949
162	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	3070	1022	366,579	700,457	366,579
163	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3343	1068	88,608	88,608	13,274
164	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3195	1035	27,422	27,422	20,621
165	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3179	1064	2,557	2,557	2,850
166	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3161	1058	9,575	9,575	9,575
167	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3153	1055	8,397	8,397	6,398
168	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3145	1066	20,868	20,868	2,501
169	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3137	1061	774	774	1,016
170	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3129	1059	55,857	55,857	55,857
171	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3111	1061	724	724	951
172	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1058	78,370	78,370	78,370
173	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3096	1055	4,613	4,613	3,515
174	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3054	1064	642	642	715
175	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3046	1067	185	185	22
176	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3038	1065	120,447	120,447	134,250
177	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	1001	1021	16,143	16,143	12,300
178	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	1070	1022	25,450	25,450	25,450
179	Heli-One Holdings (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	1033	1010	4,339	4,339	5,696
180	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	8351	1015	34,979	34,979	4,192
181	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	7380		—	—	—

Case 16-31854 (Jointly Administered)	19

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
182	Heli-One Leasing (Norway) AS	Nordea	Chequing	EUR	7256	1025	290	290	323
183	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3308	1005	53,321	53,321	53,322
184	Heli-One Leasing (Norway) AS	HSBC Bank Canada	Chequing	GBP	1093	1010	33	Zero	43
185	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	CAD	5001	1021	48,881	48,881	37,245
186	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	USD	5070	1022	52,087	52,087	52,087
187	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	GBP	0065	1061	1,516	1,516	1,990
188	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	DKK	0057	account closed	account closed	account closed	—
189	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	EUR	0049	1064	46,645	46,645	51,990
190	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	NOK	0031	1066	80,485	80,485	9,647
191	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	CAD	0023	account closed	account closed	account closed	—
192	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	0015	1058	19,236	19,236	19,236
193	Heli-One Norway AS	Nordea	Chequing	NOK	8394	1015	168,425,406	36,594,788	2,723,561
194	Heli-One Norway AS	Nordea	Chequing	EUR	7305	1025	1,768,970	1,688,155	1,971,697
195	Heli-One Norway AS	Nordea	Chequing	USD	3332	1005	875,425	823,723	875,427
196	Heli-One Norway AS	Nordea	Chequing	CAD	1907	1000	195,865	195,865	149,242
197	Heli-One Norway AS	Nordea	Chequing	GBP	1077	1010	232,617	232,182	304,056
198	Heli-One Norway AS	Nordea	Chequing	USD	1051	1001	—	—	—
199	Heli-One Norway AS	Nordea	Chequing	NOK	2785		—	—	—
200	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	USD	4027	account closed	account closed	account closed	—
201	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	GBP	4019	1010	88,174	88,174	115,747
202	Heli-One UK Ltd.	Nordea	Chequing	USD	1768	1006	78,865	78,865	78,865
203	Heli-One (U.S.) Inc.	Bank of America, N.A. (London)	Chequing	USD	1013	1059	11,232	14,023	11,232
204	Heli-One USA Inc.	Bank of America, N.A. (London)	Chequing	USD	2011	1058	46,020	46,020	46,020
205	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	USD	5025	1005	15,120	15,120	15,120
206	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	GBP	5017	1010	23,310	23,310	30,600
207	Integra Leasing AS	Nordea	Chequing	NOK	7437	1080	—	—	—
208	Integra Leasing AS	Nordea	Chequing	EUR	7153	1025	82,920	82,920	92,423
209	Integra Leasing AS	Nordea	Chequing	NOK	5243	1015	59,083	59,083	7,081
210	Integra Leasing AS	Nordea	Chequing	USD	1764	1006	—	—	—
211	Integra Leasing AS	Nordea	Chequing	USD	1625	1005	92,232	92,232	92,233
212	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	3031	1064	309,427	309,427	344,887
213	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	3023	1035	12,295,899	12,295,899	9,246,283
214	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	3015	1058	3,914,090	3,914,090	3,914,091
215	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	7106	1058	196	196	196

Case 16-31854 (Jointly Administered)	20

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
216	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	GBP	7114	1061	259	259	340
217	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	EUR	7122	1064	21,248	21,248	23,683
218	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	NOK	7130	1066	856	856	103
219	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Petty cash	Cash on hand	USD	Cash on hand	1090	10,693	10,693	10,693
220	CHC Global Operations International ULC-Kazakhstan Branch	Petty cash	Imprest bank account	USD	Cash on hand	1080	1,254	1,254	1,254
221	Lloyd Helicopters Pty Ltd.	Petty cash	Cash on hand	USD	Cash on hand	1090	157,949	157,949	157,949
222	Lloyd Helicopters Pty Ltd.	Cash held at Finacity	Cash on hand	USD	Cash on hand	1093	2,868,221	2,868,221	2,868,221
223	CHC Global Operations International ULC—New EG Branch	Bank of America, N.A. (USA)	Chequing	USD	8111	1005	344	344	344
224	CHC Global Operations International ULC—New EG Branch	Bank of America, N.A. (USA)	Chequing	EUR	8129	1025	415	419	466
225	CHC Global Operations (2008) ULC	Imprest bank account	Cash on hand	USD	Cash on hand	1080	9,639	9,639	9,639
226	CHC Global Operations (2008) ULC	Petty cash	Cash on hand	USD	Cash on hand	1090	11,096	11,096	11,096
227	CHC Global Operations International ULC	Imprest bank account	Cash on hand	USD	Cash on hand	1080	29,338	29,338	29,338
228	Heli one Canada ULC	Petty cash	Cash on hand	USD	Cash on hand	1090	372	372	372
	Balance per financial statements								$171,997,113

Case 16-31854 (Jointly Administered)	21

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	AUGUST 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
229	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	580		2,400,000	2,400,000	7,049
230	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	432		148,000	148,000	435
231	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	377		740,000	740,000	2,173
232	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	309		150,000	150,000	441
233	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	246		441,000	441,000	1,295
234	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	68		906,000	906,000	2,661
235	Lloyd Helicopters Pty Ltd.	Commonwealth	Restricted Account	AUD					3,308,305
236	RBS re Lombard Leasing Heli One Leasing	RBS	Restricted Account	USD			92	92	92
237	Heli-One Norway AS	Nordea	Restricted Account	Nok					864,396
	Total restricted cash								$4,186,846

Case 16-31854 (Jointly Administered)	22

				Monthly Operating Report
				ACCRUAL BASIS-6
CASE NAME:		CHC Group Ltd., et al.			Page 1 of 4

CASE NUMBER:		16-31854 (jointly administered)

				MONTH:	August 2016
PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	John McKenna	Calendar Q2 Director Fees	$—	$37,500
2.	William Schrader	Calendar Q2 Director Fees	—	36,250
3.	William Schrader	BoD Expenses	—	705
4.	William Transier	Calendar Q2 Director Fees	—	35,000
5.	William Transier	BoD Expenses	—	948
6.	TOTAL PAYMENTS TO INSIDERS		$—	$110,403
Refer also to general notes regarding employees appointed as statutory directors.

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1.	ALVAREZ & MARSAL, LLC	DOCKET 274, 570, 734, 831	AS INVOICED	$301,812	$604,684	$—
2.	FTI CONSULTING (US)	DOCKET 274, 570, 734, 831	AS INVOICED	301,224	454,334	—
3.	LATHAM & WATKINS	DOCKET 274, 570, 734, 831	AS INVOICED	74,731	326,811
4.	KURTZMAN CARSON CONSULTANTS LLC	DOCKET 60	AS INVOICED		252,496
5.	CDG GROUP LLC	DOCKET 266	AS INVOICED	651,647	996,305
6	PAUL HASTINGS LLP	DOCKET 274, 570, 734, 831	AS INVOICED	743,695	1,114,596	156,100
7.	NORTON ROSE	DOCKET 274, 570, 734, 831	AS INVOICED	903,661	1,303,656
8.	AKIN GRUMP STRAUSS HAUER & FELD LLP	DOCKET 274, 570, 734, 831	AS INVOICED	781,180	1,334,983
9.	SEABURY CORPORATE ADVISORS LLC	DOCKET 329	AS INVOICED	191,107	191,107
10.	WEIL, GOTSHAL & MAGES LLP	DOCKET 328	AS INVOICED	3,161,075	3,161,075
11.	PJT PARTNERS LP	DOCKET 331	AS INVOICED	108,785	108,785
12.	HOULIHAN LOCKEY	DOCKET 274, 570, 734, 831	AS INVOICED	432,823	432,823
13.	HWL EBSWORTH LAWYERS	DOCKET 274, 570, 734, 831	AS INVOICED	2,543	2,543
14.	SAGE POPOVICH, INC.	DOCKET 768	AS INVOICED	223,000	223,000

Case 16-31854 (Jointly Administered)	23

				Monthly Operating Report
				ACCRUAL BASIS-6
CASE NAME:		CHC Group Ltd., et al.				Page 2 of 4

CASE NUMBER:		16-31854 (jointly administered)

				MONTH:	August 2016

PROFESSIONALS CONT.
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
15.	GREENHILL & CO., LLC	DOCKET 576	AS INVOICED	51,932	51,932
16.	KRAMER, LEVIN NAFTALIS & FRANKEL LLP	DOCKET 641	AS INVOICED	215,565	215,565
17.	VLC ASSOCIATES LTD.	DOCKET 581	AS INVOICED	142,296	142,296
18.	OSLER, HOSKIN & HARCOURT LLP	DOCKET 274, 570, 734, 831	AS INVOICED	11,427	11,427
19.	BRAUW BLACKSTONE DEN HAAG	DOCKET 274, 570, 734, 831	AS INVOICED	2,642	2,642
20.	THOMMESSEN KREFTING KREVE LUND AS	DOCKET 274, 570, 734, 831	AS INVOICED	591	591
21.	TOTAL PAYMENTS TO PROFESSIONALS			$8,301,736	$10,931,651	$156,100
CHC has objected to 30% of fees invoiced by Paul Hastings which remains unpaid.
Application for retention of Sage Popovich, Inc. has not yet been approved by Court; payment made from Non-Debtor.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	See attached schedule
2.
3.	TOTAL		$0	$0	$0

Case 16-31854 (Jointly Administered)	24

CHC Group Ltd., et al.		Monthly Operating Report
Case Number: 16-31854 (jointly administered)		ACCRUAL BASIS-6 (3 of 4)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - AIRCRAFT LEASES		AUGUST 31, 2016

Creditor	Scheduled Monthly Payments Due (A)	Amounts Paid During Month (B)	Total Unpaid Post Petition (C)	Note:
AE Helicopter (5) Ltd.	100,558	267,879	88,592
AE Helicopter (6) Ltd.	100,558	267,879	88,592
ANZ Leasing (VIC) Pty Ltd	356,098	366,410	633,756
Brent Investments LLP	—	317,099	179,400
Element Capital Corp.	104,895	332,800	77,161
GE Capital Equipment Finance Ltd	87,024	—	89,832
GE European Equipment Finance (Aircraft No. 2) Limited	102,208	301,799	90,261
Leonardo Helicopter (1) LLC	101,057	—	387,927
Leonardo Helicopter (2) LLC	110,437	393,143	28,270
Leonardo Helicopter (3) LLC	108,425	—	416,213
Leonardo Helicopter (6) LLC	116,318	—	446,512	(1)
Lobo Leasing SPV A Limited	468,200	468,200	362,477
Lombard North Central PLC.	346,374	872,422	451,290
Lombard North Central PLC. - EDC	510,458	148,311	1,555,384
Macquarie Rotorcraft Leasing (Ireland) Ltd	209,100	209,100	418,200
Milestone Aviation Holding Group No. 20 Ltd	146,737	145,477	293,474
Milestone Aviation Holding Group No. 25 Ltd	2,947,510	7,580,611	8,341,261
Milestone Aviation Holding Group No. 8 Ltd	1,532,827	2,842,347	3,886,148
Milestone Export Leasing, Ltd	755,934	755,934	2,170,262
Parilease SAS	100,258	64,750	85,637
SE Helicopter (12) LLC - Ex-Im Bank USA	221,774	—	658,169	(2)
SE Helicopter (12) LLC - Export Development Corporation	17,652	—	52,388	(2)
Skandinaviska Enskilda Banken AB (PUBL)	71,135	—	126,208
Waypoint Asset Co 3 Limited	1,273,687	1,002,310	3,189,273
Waypoint Asset Co 6 Limited	695,045	—	2,444,577
Waypoint Asset Co 8 Limited	601,501	128,153	1,786,388
Waypoint Asset Company Number 1 (Ireland) Ltd	857,579	515,542	1,839,088
Waypoint Asset Company Number 2 (Ireland) Ltd	839,244	739,092	2,168,220
Grand Total	$12,882,593	$17,719,258	$32,354,960

Notes:    The above excludes the 65 approved rejected leases as at August 1, 2016.

(A)	Refers to the rent amount covering the period August 1, 2016 - August 31, 2016 (including fees and taxes).
(B)	Refers to the total rent amount paid in August 2016 (including advance payments).
(C)	Refers to the rent amount covering the period May 5, 2016 - August 31, 2016 unpaid as of August 31, 2016.

(1)	Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account on May 9, 2016, but was refunded back to retention account on June 14, 2016.
(2)	Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.
Case 16-31854 (Jointly Administered)	25

CHC Group Ltd., et al.			Monthly Operating Report
Case Number: 16-31854 (jointly administered)			ACCRUAL BASIS-6 (4 of 4)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - DEBT			AUGUST 31, 2016

Creditor	Type of Debt	Scheduled Monthly Payments Due	Amounts Paid during Month	Total Unpaid Post Petition	Note:
HSBC	Senior Secured Note	$7,818,479	—	$30,492,069
HSBC	Senior Unsecured Note (SUN)	740,096	—	2,886,375
HSBC	Senior Secured Revolver (SSR)	1,720,439	—	6,467,442
MORGAN STANLEY	ABL Revolver Loan (ABL)	481,120	—	1,860,720
TOTAL		$10,760,134	—	$41,706,606

Interest on our long-term debt obligations is calculated based on the non-default interest rates in effect for the period and is calculated based on a 30/360 basis. The unpaid post petition column includes the prorated post petition period for May and per regular terms thereafter.

Case 16-31854 (Jointly Administered)	26

Monthly Operating Report ACCRUAL BASIS-7
CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

	MONTH:		August 2016
QUESTIONNAIRE
			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?			✓
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		✓
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		✓
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		✓
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		✓
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			✓
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?			✓
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?			✓
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?			✓
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?			✓
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			✓
12.	ARE ANY WAGE PAYMENTS PAST DUE?			✓

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES”, PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
2.	Refer to General Notes regarding status of bonding.
3.	Company continues to transact with wholly and partially owned subsidiaries of CHC Group Ltd. in the normal course of operations.
4.	Payments have been made by debtors in accordance with the approved tax & severance order.
5.	Intercompany only, cash management order Docket #288.

INSURANCE
			YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		✓
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		✓
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO”, OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACHE ADDITIONAL SHEETS IF NECESSARY.
Refer to Insurance Order Docket #268.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
$0

Case 16-31854 (Jointly Administered)	27

CHC Group Ltd., et al.		Monthly Operating Report
Case Number: 16-31854 (jointly administered)		ACCRUAL BASIS-7 (1 of 1)
Additional MOR Reporting		AUGUST 31, 2016

Sr. No.	Reporting Requirements (Order / Docket)	Amount (in USD)	Comments

1.	Pre-petition Taxes paid during the period in relation to the Final Tax Order (Docket 287)	$802

2.	Pre-petition Insurance paid during the period in relation to the Final Insurance Order (Docket 268)	—

3.	Pre-petition Customer Deposits paid during the period in relation to the Final Customer Deposits Order (Docket 292)	—

4.	Pre-petition PTO Cash-Outs paid during the period in relation to the Final Employee Obligation Order (Docket 289)	23,813

5.	Post-petition Severance (including associated benefits) paid during the period in relation to the Severance Order (Docket 272)	195,295

6.	Amounts paid to Repair Shops, Shippers, Warehousemen and other lien claimants pursuant to the Repair Shop Order (Docket 689)	616,952

	Local currency amounts have been converted to USD using Bank of Canada period end conversion Rate

Case 16-31854 (Jointly Administered)	28